ADDENDUM No. 1

Dated May 1, 2015 to that certain agreement originally dated as of the 15th day of April 2014 by and  between  HCi Viocare (the “Company”) and Professor Stephan Solomonidis, resident of 66 Stewarton Drive, Cambuslang, Glasgow G72 8DG, Scotland, UK (the “Advisor”), hereinafter referred to as the “Agreement”.

This Addendum No. 1 shall serve to remove and replace in its entirety the Section 2. Term; Subsection 2.1 Term to that certain Agreement with the paragraph set out below;

“The term of this Agreement (the “Term”) shall be from and including April 15, 2014, to and including April 15, 2016, unless this Agreement is earlier terminated in accordance with Section 5”.

This Addendum No. 1 shall ensure to the benefit of and be binding upon the parties hereto and their respective assigns, successors and personal representative(s).

The terms and conditions and provisions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company                                                                                                                                                           The Advisor

HCi Viocare                                                                                                                                                             Professor Stephan Solomonidis
By its President
Sotirios Leontaritis

ADDENDUM No. 1

Dated May 1, 2015 to that certain agreement originally dated as of the 15th day of April 2014 by and  between  HCi Viocare (the “Company”) and Professor William Sandham, resident of 66 Stewarton Drive, Cambuslang, Glasgow G72 8DG, Scotland, UK (the “Advisor”), hereinafter referred to as the “Agreement”.

This Addendum No. 1 shall serve to remove and replace in its entirety the Section 2. Term; Subsection 2.1 Term to that certain Agreement with the paragraph set out below;

“The term of this Agreement (the “Term”) shall be from and including April 15, 2014, to and including April 15, 2016, unless this Agreement is earlier terminated in accordance with Section 5”.

This Addendum No. 1 shall ensure to the benefit of and be binding upon the parties hereto and their respective assigns, successors and personal representative(s).

The terms and conditions and provisions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company                                                                                                 The Advisor

HCi Viocare                                                                                                   Professor William Sandham
By its President
Sotirios Leontaritis

ADDENDUM No. 1

Dated May 1, 2015 to that certain agreement originally dated as of the 15th day of April 2014 by and  between  HCi Viocare (the “Company”) and Professor Martha Lucia Zequera, resident of Cra 81A #137D-75 Casa 4; Conjunto La Aravcaria; Provenza Suba; Bogota, Colombia (the “Advisor”), hereinafter referred to as the “Agreement”.

This Addendum No. 1 shall serve to remove and replace in its entirety the Section 2. Term; Subsection 2.1 Term to that certain Agreement with the paragraph set out below;

“The term of this Agreement (the “Term”) shall be from and including April 15, 2014, to and including April 15, 2016, unless this Agreement is earlier terminated in accordance with Section 5”.

This Addendum No. 1 shall ensure to the benefit of and be binding upon the parties hereto and their respective assigns, successors and personal representative(s).

The terms and conditions and provisions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company                                                                                                 The Advisor

HCi Viocare                                                                                                   Professor Martha Lucia Zequera
By its President
Sotirios Leontaritis

ADDENDUM No. 1

Dated May 1, 2015 to that certain agreement originally dated as of the 15th day of April l 2014 by and between HCi Viocare, a Nevada corporation, with offices at Centrum  Offices,  38 Queen Street, Glasgow, U K  G I  3DX  (the "Company"), and  Dr.  Christos  Kapatos,  resident  of 66 Stewarton Drive, Cambuslang, Glasgow G72 8DG, Scotland, U K (the "Advisor"), hereinafter referred to as the  “Agreement”.

This Addendum No. 1 shall serve to remove and replace in its entirety the Section 2. Term; Subsection 2.1 Term to that certain Agreement with the paragraph set out below;

“The term of this Agreement (the “Term”) shall be from and including April 15, 2014, to and including April 15, 2016, unless this Agreement is earlier terminated in accordance with Section 5”.

This Addendum No. 1 shall ensure to the benefit of and be binding upon the parties hereto and their respective assigns, successors and personal representative(s).

The terms and conditions and provisions as contained in the Agreement remain in full force and effect.

This Addendum No. 1 shall be appended to and form a part of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Addendum No. 1 to be duly executed and delivered as of the day and year first written above.

The Company                             The Advisor

HCi Viocare                              Dr. Christos Kapatos
By its President
Sotirios Leontaritis